                                                                    EXHIBIT 99.6

CASE NAME:     DCM DELAWARE, INC.                                  ACCRUAL BASIS

CASE NUMBER:   401-40787-BJH-11

JUDGE:         BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: NOVEMBER 30, 2001
                                       -----------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                       TREASURER
---------------------------------------              ---------------------------
Original Signature of Responsible Party                        Title

WILFORD W. SIMPSON                                       DECEMBER 18, 2001
---------------------------------------              ---------------------------
Printed Name of Responsible Party                               Date


PREPARER:

/s/ Dennis S. Faulkner                                 ACCOUNTANT FOR DEBTOR
---------------------------------------              ---------------------------
Original Signature of Preparer                                 Title

DENNIS S. FAULKNER                                       DECEMBER 18, 2001
---------------------------------------              ---------------------------
Printed Name of Preparer                                        Date

CASE NAME:      DCM DELAWARE, INC.                             ACCRUAL BASIS - 1

CASE NUMBER:    401-40787-BJH-11

COMPARATIVE BALANCE SHEET

                                                            SCHEDULED              MONTH               MONTH
ASSETS                                                        AMOUNT               OCT-01              NOV-01         MONTH
------                                                      ----------           ----------          ----------       -----
1.  Unrestricted Cash
2.  Restricted Cash
3.  Total Cash                                                       0                    0                   0
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)
9.  Total Current Assets                                             0                    0                   0
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment                                  0                    0                   0
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)                 0                    0                   0
15. Other (Attach List)                                              0                    0                   0
16. Total Assets                                                     0                    0                   0

POST PETITION LIABILITIES

17. Accounts Payable                                                                    393                 393
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)
23. Total Post Petition Liabilities                                                     393                 393

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                 75,885,064           14,891,816          13,358,109
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                                    128,928,814          128,929,339         128,929,339
28. Total Pre Petition Liabilities                         204,813,878          143,821,155         142,287,448
29. Total Liabilities                                      204,813,878          143,821,548         142,287,841

EQUITY

30. Pre Petition Owners' Equity                                                (204,813,878)       (204,813,878)
31. Post Petition Cumulative Profit Or (Loss)                                        (1,576)             (1,576)
32. Direct Charges To Equity (FOOTNOTE)                                          60,993,906          62,527,613
33. Total Equity                                                               (143,821,548)       (142,287,841)
34. Total Liabilities and Equity                                                          0                   0

This form  x  does     does not have related footnotes on Footnotes Supplement.
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

CASE NAME:         DCM DELAWARE, INC.                            SUPPLEMENT TO

CASE NUMBER:       401-40787-BJH-11                            ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                                       SCHEDULED            MONTH               MONTH
ASSETS                                                   AMOUNT             OCT-01              NOV-01         MONTH
------                                                 -----------        -----------         -----------      -----
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS - LINE 8                                      0                  0                   0

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                                           0                  0                   0

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS - LINE 15                                     0                  0                   0

POST PETITION LIABILITIES
A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                                               0                   0

PRE PETITION LIABILITIES

A.      Interco. Payables (FOOTNOTE)                       428,814            430,100             430,100
B.      10 3/8% Senior Sub. Notes                      105,000,000        105,000,000         105,000,000
C.      Sr. Sub Exchangeable Notes                      23,500,000         23,500,000          23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                                  128,928,814        128,929,339         128,929,339

CASE NAME:      DCM DELAWARE, INC.                             ACCRUAL BASIS - 2

CASE NUMBER:    401-40787-BJH-11



INCOME STATEMENT

                                                              MONTH                 MONTH                                   QUARTER
REVENUES                                                      OCT-01                NOV-01               MONTH               TOTAL
--------                                                      ------                ------               -----              -------
1.  Gross Revenues                                                                                                               0
2.  Less: Returns & Discounts                                                                                                    0
3.  Net Revenue                                                    0                    0                                        0

COST OF GOODS SOLD

4.  Material                                                                                                                     0
5.  Direct Labor                                                                                                                 0
6.  Direct Overhead                                                                                                              0
7.  Total Cost Of Goods Sold                                       0                    0                                        0
8.  Gross Profit                                                   0                    0                                        0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                                                               0
10. Selling & Marketing                                                                                                          0
11. General & Administrative                                                                                                     0
12. Rent & Lease                                                 476                    0                                      476
13. Other (Attach List)                                                                                                          0
14. Total Operating Expenses                                     476                    0                                      476
15. Income Before Non-Operating
    Income & Expense                                            (476)                   0                                     (476)

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                                                                                              0
17. Non-Operating Expense (Att List)                                                                                             0
18. Interest Expense                                                                                                             0
19. Depreciation / Depletion                                                                                                     0
20. Amortization                                                                                                                 0
21. Other (Attach List)                                                                                                          0
22. Net Other Income & Expenses                                    0                    0                                        0

REORGANIZATION EXPENSES

23. Professional Fees                                                                                                            0
24. U.S. Trustee Fees                                                                                                            0
25. Other (Attach List)                                                                                                          0
26. Total Reorganization Expenses                                  0                    0                                        0
27. Income Tax                                                                                                                   0
28. Net Profit (Loss)                                           (476)                   0                                     (476)

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

CASE NAME:          DCM DELAWARE, INC.                         ACCRUAL BASIS - 3

CASE NUMBER:        401-40787-BJH-11


CASH RECEIPTS AND                                               MONTH             MONTH                                   QUARTER
DISBURSEMENTS                                                   OCT-01            NOV-01              MONTH                TOTAL
-------------                                                   ------            ------              -----               -------
1.  Cash - Beginning Of Month                                                                                                   0

RECEIPTS FROM OPERATIONS

2.  Cash Sales                                                                                                                  0

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition                                                                                                                0
4.  Post Petition                                                                                                               0
5.  Total Operating Receipts                                       0                   0                                        0

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)                                                                                              0
7.  Sale of Assets                                                                                                              0
8.  Other (Attach List)                                                                                                         0
9.  Total Non-Operating Receipts                                   0                   0                                        0
10. Total Receipts                                                 0                   0                                        0
11. Total Cash Available                                           0                   0                                        0

OPERATING DISBURSEMENTS

12. Net Payroll                                                                                                                 0
13. Payroll Taxes Paid                                                                                                          0
14. Sales, Use & Other Taxes Paid                                                                                               0
15. Secured / Rental / Leases                                                                                                   0
16. Utilities                                                                                                                   0
17. Insurance                                                                                                                   0
18. Inventory Purchases                                                                                                         0
19. Vehicle Expenses                                                                                                            0
20. Travel                                                                                                                      0
21. Entertainment                                                                                                               0
22. Repairs & Maintenance                                                                                                       0
23. Supplies                                                                                                                    0
24. Advertising                                                                                                                 0
25. Other (Attach List)                                                                                                         0
26. Total Operating Disbursements                                  0                   0                                        0

REORGANIZATION DISBURSEMENTS

27. Professional Fees                                                                                                           0
28. U.S. Trustee Fees                                                                                                           0
29. Other (Attach List)                                                                                                         0
30. Total Reorganization Expenses                                  0                   0                                        0
31. Total Disbursements                                            0                   0                                        0
32. Net Cash Flow                                                  0                   0                                        0
33. Cash - End of Month                                            0                   0                                        0

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

CASE NAME:         DCM DELAWARE, INC.                          ACCRUAL BASIS - 4

CASE NUMBER:       401-40787-BJH-11

                                             SCHEDULED                   MONTH                    MONTH
ACCOUNTS RECEIVABLE AGING                      AMOUNT                   OCT-01                   NOV-01                MONTH
-------------------------                    ---------                  ------                   ------                -----
1. 0 - 30
2. 31 - 60
3. 61 - 90
4. 91 +
5. Total Accounts Receivable                     0                         0                       0
6. (Amount Considered Uncollectible)
7. Accounts Receivable (Net)                     0                         0                       0

AGING OF POST PETITION                                       MONTH:  NOVEMBER-01
TAXES AND PAYABLES                                                 -------------

                                0 - 30        31 - 60         61 - 90       91 +
TAXES PAYABLE                    DAYS           DAYS            DAYS        DAYS         TOTAL
-------------                   ------        -------         -------       ----         -----
1. Federal                                                                                   0
2. State                                                                                     0
3. Local                                                                                     0
4. Other (Attach List)                                                                       0
5. Total Taxes Payable            0              0               0             0             0
6. Accounts Payable               0              0               0           393           393

                                                             MONTH:  NOVEMBER-01
STATUS OF POST PETITION TAXES                                      -------------

                                        BEGINNING TAX     AMOUNT WITHHELD                             ENDING TAX
FEDERAL                                   LIABILITY*       AND/OR ACCRUED        (AMOUNT PAID)        LIABILITY
-------                                 -------------     ----------------       -------------        ----------
1.  Withholding **                                                                                         0
2.  FICA - Employee **                                                                                     0
3.  FICA - Employer **                                                                                     0
4.  Unemployment                                                                                           0
5.  Income                                                                                                 0
6.  Other (Attach List)                                                                                    0
7.  Total Federal Taxes                       0                  0                     0                   0

STATE AND LOCAL

8.  Withholding                                                                                            0
9.  Sales                                                                                                  0
10. Excise                                                                                                 0
11. Unemployment                                                                                           0
12. Real Property                                                                                          0
13. Personal Property                                                                                      0
14. Other (Attach List)                                                                                    0
15. Total State And Local                     0                  0                     0                   0
16. Total Taxes                               0                  0                     0                   0

  * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

 ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

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

CASE NAME:       DCM DELAWARE, INC.                            ACCRUAL BASIS - 5

CASE NUMBER:     401-40787-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                             MONTH:  NOVEMBER-01
                                                                   -------------

BANK RECONCILIATIONS                            Account # 1         Account # 2
--------------------                            -----------         -----------
A. BANK:                                                                                        Other Accounts                TOTAL
B. ACCOUNT NUMBER:                                                                               (Attach List)
C. PURPOSE (TYPE):
1. Balance Per Bank Statement                                                                                                   0
2. Add: Total Deposits Not Credited                                                                                             0
3. Subtract: Outstanding Checks                                                                                                 0
4. Other Reconciling Items                                                                                                      0
5. Month End Balance Per Books                       0                   0                              0                       0
6. Number of Last Check Written

INVESTMENT ACCOUNTS

                                                        DATE              TYPE OF
BANK, ACCOUNT NAME & NUMBER                          OF PURCHASE         INSTRUMENT         PURCHASE PRICE           CURRENT VALUE
---------------------------                          -----------         ----------         --------------           -------------
7.

8.

9.

10. (Attach List)

11. Total Investments                                                                             0                        0

CASH

12. Currency On Hand                                                                                                       0
13. Total Cash - End of Month                                                                                              0

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

CASE NAME:        DCM DELAWARE, INC.                           ACCRUAL BASIS - 6

CASE NUMBER:      401-40787-BJH-11
                                                             MONTH:  NOVEMBER-01
                                                                   -------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                       TYPE OF             AMOUNT          TOTAL PAID
             NAME                      PAYMENT              PAID            TO DATE
             ----                      -------             ------          ----------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders                                0                 0

                                  PROFESSIONALS

                                        DATE OF
                                       COURT ORDER                                                      TOTAL
                                       AUTHORIZING          AMOUNT       AMOUNT      TOTAL PAID       INCURRED
                  NAME                   PAYMENT           APPROVED       PAID         TO DATE        & UNPAID*
                  ----                 -----------         --------      ------      ----------       ---------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Professionals                            0            0             0                0

     * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                             SCHEDULED        AMOUNTS        TOTAL
                              MONTHLY          PAID          UNPAID
                             PAYMENTS         DURING         POST
   NAME OF CREDITOR             DUE            MONTH        PETITION
   ----------------          ---------        -------      ----------
1.  Bank of America             0                0         13,358,109
2.
3.
4.
5.  (Attach List)
6.  TOTAL                       0                0         13,358,109

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


CASE NAME:         DCM DELAWARE, INC.                          ACCRUAL BASIS - 7

CASE NUMBER:       401-40787-BJH-11
                                                             MONTH:  NOVEMBER-01
                                                                   -------------
QUESTIONNAIRE

                                                                                               YES            NO
                                                                                               ---            --
1.   Have any Assets been sold or transferred outside the normal course of
     business this reporting period?                                                                          X

2.   Have any funds been disbursed from any account other than a debtor in
     possession account?                                                                                      X

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from
     related parties?                                                                                         X

4.   Have any payments been made on Pre Petition Liabilities this reporting
     period?                                                                                                  X

5.   Have any Post Petition Loans been received by the debtor from any party?                                 X

6.   Are any Post Petition Payroll Taxes past due?                                                            X

7.   Are any Post Petition State or Federal Income Taxes past due?                                            X

8.   Are any Post Petition Real Estate Taxes past due?                                                        X

9.   Are any other Post Petition Taxes past due?                                                              X

10.  Are any amounts owed to Post Petition creditors delinquent?                                              X

11.  Have any Pre Petition Taxes been paid during the reporting period?                                       X

12.  Are any wage payments past due?                                                                          X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE

                                                                                               YES            NO
                                                                                               ---            --
1.   Are Worker's Compensation, General Liability and other necessary insurance
     coverages in effect?                                                                       X

2.   Are all premium payments paid current?                                                     X

3.   Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no operations.

                              INSTALLMENT PAYMENTS

 TYPE OF POLICY              CARRIER           PERIOD COVERED             PAYMENT AMOUNT & FREQUENCY
 --------------              -------           --------------             --------------------------
General Liability         Liberty Mutual        9/1/00-3/1/02                Semi-Annual $64,657

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


CASE NAME:      DCM DELAWARE, INC.                          FOOTNOTES SUPPLEMENT

CASE NUMBER:    401-40787-BJH-11                                ACCRUAL BASIS

                                                             MONTH:  NOVEMBER-01
                                                                   -------------

ACCRUAL
BASIS
FORM
NUMBER     LINE NUMBER     FOOTNOTE / EXPLANATION
-------    -----------     ----------------------
   1           24          The direct charges to equity are due to the secured
   1           32          debt reductions pursuant to sales of Kevco
                           Manufacturing, L.P.'s operating divisions, the sale
                           of the South Region of Kevco Distribution, as well as
                           direct cash payments. The secured debt owed to Bank
                           of America by Kevco, Inc. (Case No. 401-40783-BJH-11)
                           has been guaranteed by all of its co-debtors (See
                           Footnote 1,27A); therefore, the secured debt is
                           reflected as a liability on all of the Kevco
                           entities. The charge to equity is simply an
                           adjustment to the balance sheet.

   1           27A         Intercompany payables are to co-debtors Kevco
                           Management Co. (Case No. 401-40788-BJH-11), Kevco
                           Distribution, LP (Case No. 401-40789-BJH-11), Kevco
                           Manufacturing, LP (Case No. 401-40784-BJH-11), Kevco
                           Holding, Inc. (Case No. 401-40785-BJH-11), Kevco,
                           Inc. (Case No. 401-40783-BJH-11), Kevco GP, Inc.
                           (Case No. 401-40786-BJH-11), and Kevco Components,
                           Inc. (Case No. 401-40790-BJH-11).